Third Quarter 2020 Results

November 5, 2020

Forward-Looking Statements

Forward-looking statements in this presentation regarding the Company's future performance, including generation of positive cash flows, sales growth and off-premise sales growth, preliminary results including net comparable restaurant revenue and average weekly net sales per restaurant, reopening and closures of dining rooms, strategic initiatives, rollout of Donatos® and timing, projected taxes and tax refunds, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "will" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including the potential for a complete shutdown of Company restaurants; the extent of the impact of the COVID-19 pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic; the duration and scope of COVID-19 related government orders and restrictions, including in California where a substantial number of our restaurants are located; economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19; the effect of the COVID-19 pandemic on labor, staffing, and changes in unemployment rate; the ability to achieve significant cost savings; the Company's ability to defer lease or contract payments or otherwise obtain concessions from landlords, vendors, and other parties in light of the impact of the COVID-19 pandemic; the economic health of the Company's landlords and other tenants in retail centers in which its restaurants are located, suppliers, licensees, vendors, and other third parties providing goods or services to the Company; the Company's ability to continue to implement our seating expansion plans and the timing thereof, including factors that are under control of government agencies, landlords, and other third parties; adverse weather conditions in regions in which the Company's restaurants are located and the timing thereof; the impact of political protests and curfews imposed by state and local governments; the effect of COVID-19 on our supply chain and the cost, availability, and timing of obtaining key products, distribution, labor, and energy; the effectiveness of the Company's marketing and menu strategies and promotions; the effectiveness of the Company's strategic initiatives including service model, technology solutions, and sales building initiatives; the amount and timing of cash tax refunds received as a result of the CARES Act; the cost and availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q3 press release posted on redrobin.com.

Business and Operational Update Related to COVID-19

- Liquidity position of approximately $97 million as of October 4th, excluding receipt subsequent to the third quarter balance sheet date of $49.4 million in cash tax refunds, including interest, as a result of the CARES Act net operating loss carryback provision
- Resuming strategic initiatives with proven pre-pandemic benefits, including continued rollout of Donatos® in our Seattle market, enhancing technology and digital capabilities, optimizing our portfolio, and our continued focus on our Total Guest Experience ("TGX") hospitality model at reopened stores
- Closing the traffic gap to our casual dining peers despite having a large west coast presence where regulations have slowed the expansion of seating capacity.
- Achieving record high Guest satisfaction scores, with relentless focus on health and safety for Team Members and Guests
- Confident in our ability to emerge in an even stronger position and with a more robust business model, given our enduring brand promise, compelling value proposition, and commitment to best-in-class operations
- Expecting to enter 2021 generating positive cash flows, including the impact of full occupancy payments



Red Robin Third Quarter Financial and Operating Results

- Red Robin entered fiscal 2020 with strong business momentum and substantially improved guest satisfaction scores
  - Through the first eight weeks of the year, comparable restaurant revenue grew 3.7%, driven in part by positive Guest counts
- Comparable restaurant revenue decreased 25.1% for Q3
  - Comparable restaurant revenues for the fiscal periods ended August 9th, September 6th and October 4th, 2020 decreased 34.2%, 24.9% and 14.9%, respectively
- 370 indoor dining rooms reopened as of November 1, 2020
- Off-premise sales increased 127.2% for Q3 comprising 40.7% of total food and beverage sales, including catering
- GAAP loss per diluted share was $0.40 compared to a loss of $0.14 in Q3 2019. Adjusted diluted loss per share[1] was $0.19 compared to adjusted loss per diluted share of $0.24 in Q3 2019
- Net loss was $6.2 million compared to net loss of $1.8 million in Q3 2019
- Adjusted EBITDA[1] was a loss of $0.7 million compared to earnings of $14.7 million in Q3 2019
- Restaurant-level operating profit[1] was 8.6% compared to 16.1% in the prior year









[1] See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

Recent Performance and Dining Room Openings

- Since the mid-March peak impact of the COVID-19 pandemic, **substantial improvement in average weekly net sales per restaurant**
- On **April 28, Red Robin began opening select dining rooms** in a limited capacity
- During the week of July 5, **53 California restaurants** had to re-close indoor dining rooms, which have begun to reopen in our third quarter
- **89% of Company-operated indoor dining rooms reopened as of November 1**
- Resuming certain strategic initiatives, including **Donatos® recently being rolled out in our Seattle market**

89%	**$42,509**	**$42,778**
of Company-operated restaurants with re-opened indoor dining rooms as of Nov. 1	average Net Sales per restaurant for the period ended Nov. 1	average Net Sales per restaurant with re-opened indoor dining rooms for the period ended Nov. 1



Dining room openings:
Weekly Average Net Sales Per Restaurant
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$57,596
$53,796
$56,364
$43,079
$16,421
$18,031
$21,177
$19,527
$26,444
$24,435
$24,514
$27,202
$28,895
$29,598
$34,222
$32,239
$38,259
$40,596
$33,938
$38,471
$34,731
$35,164
$36,783
$37,239
$38,031
$39,099
$40,348
$39,865
$39,593
$40,402
$42,920
$41,214
$42,386
$42,792
$44,095
$42,413
$40,824
Closed all dine-in service
Re-opened select dining rooms
65% of dining rooms re-opened
89% of dining rooms re-opened
QTD 23-Feb
1-Mar
8-Mar
15-Mar
22-Mar
29-Mar
5-Apr
12-Apr
19-Apr
26-Apr
3-May
10-May
17-May
24-May
31-May
7-Jun
14-Jun
21-Jun
28-Jun
5-Jul
12-Jul
19-Jul
26-Jul
2-Aug
9-Aug
16-Aug
23-Aug
30-Aug
6-Sep
13-Sep
20-Sep
27-Sep
4-Oct
11-Oct
18-Oct
25-Oct
1-Nov

Note: Father's Day occurred the week of June 21, 2020 and the week of June 14, 2019. Additionally, Halloween shifted from a Thursday to a Saturday in 2020, negatively impacting average net sales per restaurant during the week ended November 1, 2020

Recent Performance and Dining Room Openings

- **Increasing average weekly net sales per restaurant since the beginning of the third quarter:**

	Period Ended[2]			
Company-owned Restaurants	**9-Aug**	**6-Sept**	**4-Oct**	**1-Nov[3]**
Net Comparable Restaurant Revenues	(34.2)%	(24.9)%	(14.9)%	(15.4)%
Average Weekly Net Sales per Restaurant	$36,830	$39,728	$41,731	$42,509
# of Comparable Company-owned Restaurants[1]	412	412	412	412

- As of November 1, 2020, the Company has **reopened 370 indoor dining rooms with limited capacity**, representing approximately 89% of currently open Company-owned restaurants, with improving sales through Q3 2020:

	Period Ended[2]			
Reopened Company-owned Restaurants	**9-Aug**	**6-Sept**	**4-Oct**	**1-Nov[3]**
Net Comparable Restaurant Revenues	(29.1)%	(20.1)%	(9.5)%	(13.7)%
Average Weekly Net Sales per Restaurant	$38,779	$41,272	$43,034	$42,778
# of Comparable Company-owned Restaurants[1]	340	347	381	362

(1) Net sales performance for restaurants reopened for full fiscal period presented. Comparable restaurants are those Company-owned restaurants that have operated five full quarters as of the period presented. Restaurant count shown is as of the end of fiscal period presented.

(2) These periods represent the Company's 28 day accounting periods. The periods ended August 9, September 6, and October 4, 2020 comprise the Company's fiscal third quarter. The period ended November 1, 2020 falls within our fourth fiscal quarter. Amounts presented for the period are preliminary.

(3) Sales performance at restaurants with reopened dining rooms during the period ended November 1, 2020 was negatively impacted by rising COVID-19 cases resulting in new restrictions lowering dining room capacity in certain states and localities. The negative impact was partially offset by sales benefits from expanded outdoor seating and increased use of booth partitions, improved off-premise sales performance in California, and average check growth during the period. Additionally, Halloween shifted from a Thursday to a Saturday in 2020, negatively impacting comparable restaurant revenues by approximately 1.0% to 2.0% for the period ended November 1, 2020.

Red Robin is Well-positioned to Emerge Strong Coming Out of the Crisis

1. Recapture our soul
2. Deliver the brand promise
3. Tell our story
4. Accelerate profitable growth

New service model	Menu rationalization
Investment in Guest-facing technology	Donatos®
Significant off-premise growth	Portfolio optimization





Deliver long-term value creation for shareholders

Comparable Restaurant Revenue Trend[1]



5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-40.0%
-45.0%
-0.9%
-2.6%
-3.4%
-4.5%
-3.3%
-1.5%
1.6%
1.3%
-20.8%
-41.4%
-25.1%
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20

(1) Calculated at constant currency rates for periods with Canadian operations for FY 2018 and 2019

Continued Off-Premise Sales Growth



US Comp Locations Off-Premise Sales as a % of Gross F&B Sales
225.0%
200.0%
175.0%
150.0%
125.0%
100.0%
75.0%
50.0%
25.0%
0.0%
9.4%
9.6%
10.1%
10.6%
11.6%
12.5%
13.2%
13.9%
86.1%
208.7%
127.2%
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20
Q3-20

Appendix

Third Quarter 2020 Sales Highlights

	Q3-20 (12 Weeks)	Q3-19 (12 Weeks)	Change	Q3-20 YTD (40 Weeks)	Q3-19 YTD (40 Weeks)	Change
Restaurant revenue	$197 million	$289.9 million	(32.0)%	$658.6 million	$992.8 million	(33.7)%
Total company revenues	$200.5 million	$294.2 million	(31.9)%	$667.7 million	$1,012.1 million	(34.0)%
Company-owned comp revenue[(1)]	(25.1)%	1.6%		(28.3)%	(1.2)%	
Price/Mix	(0.5)%	4.7%		(3.5)%	3.9%	
Guest counts	(24.6)%	(3.1)%		(27.4)%	(5.1)%	
Franchised comp revenue[(2)]	(17.0)%	3.3%		(27.1)%	0.3%	
Company avg. weekly revenue/unit[(1)] – total	$39,418	$51,221	(23.0)%	$38,352	$51,961	(26.2)%
Company avg. weekly revenue/unit[(1)(2)] – comp	$39,616	$52,904	(25.1)%	$38,763	$54,023	(28.2)%
Avg. weekly restaurant level operating profit/unit[(1)] – comp	$3,545	$9,470	(62.6)%	$3,084	$10,662	(71.1)%
Operating weeks	4,998	5,659	(11.7)%	17,172	19,106	(10.1)%
Net Sales/sq. ft (TTM)	$351	$446	(21.4)%			

(1) Comparable revenue growth is calculated by comparing the same calendar weeks. Comparable restaurants are those Company-owned restaurants that have operated five full quarters during the period presented, and such restaurants are only included in the comparable metrics if they are comparable for the entirety of both periods presented.

Third Quarter 2020 Restaurant Results

	% of Restaurant Revenue Q3-20	% of Restaurant Revenue Q3-19	Favorable (Unfavorable) (bps)
Other operating	19.1%	15.3%	(380)
Occupancy	11.2%	8.6%	(260)
Labor	37.7%	36.2%	(150)
Cost of sales	23.4%	23.8%	40
Restaurant Level Operating Profit[(1)]	8.6%	16.1%	(750)

(1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

Third Quarter 2020 Commodity Update

	% of Total COGS in Q3-20	Variable vs. Fixed Pricing
Ground beef	16.2%	Variable (market driven)
Steak fries	12.9%	100% fixed through 10/21
Poultry	10.6%	85% fixed through 1/21; 15% fixed through 1/22
Produce	7.3%	70% fixed through 10/21
Bread	5.9%	100% fixed through 12/20
Cheese	5.7%	90% fixed through 1/23
Meat	3.9%	Variable (market driven)
Seafood	2.4%	Cod fully fixed through 12/20, partially fixed through 5/21; shrimp & salmon fixed through 12/20
Fry oil	1.9%	100% fixed through 9/21

Restaurant Level Operating Profit Reconciliation to Income (Loss) from Operations and Net Income (Loss)

($ in thousands)

	2018				2019				2020		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Restaurant revenue	$414,702	$310,392	$290,218	$300,897	$400,484	$302,418	$289,862	$296,757	$301,434	$160,144	$197,009
Restaurant operating costs[1]:											
Cost of sales	98,515	74,874	69,003	71,112	93,715	72,387	69,017	68,285	70,426	38,780	46,037
Labor	143,015	106,476	102,322	104,449	142,894	106,538	104,870	102,476	118,566	62,742	74,344
Other operating[2]	55,025	42,668	43,612	40,779	55,565	43,000	44,317	43,594	52,291	34,663	37,631
Occupancy	35,010	26,460	26,629	26,047	35,020	25,458	24,942	26,378	33,657	20,758	22,099
Restaurant-level operating profit	83,137	59,914	48,652	58,510	73,290	55,035	46,716	56,024	26,494	3,201	16,898
Add – Franchise and other revenue[2]	6,817	4,996	4,659	5,882	9,382	5,563	4,360	6,188	4,631	978	3,469
Deduct – Other operating:											
Depreciation and amortization	29,193	22,323	21,819	22,036	28,438	21,369	21,280	20,703	28,320	20,560	19,173
General and administrative expenses	28,588	20,408	16,763	18,335	30,090	21,791	19,220	19,345	26,723	14,141	15,190
Selling[2]	17,730	15,209	12,017	17,408	18,026	13,443	17,556	16,507	14,779	5,556	6,094
Pre-opening and acquisition costs	1,137	569	387	—	319	—	—	—	153	3	89
Other charges (gains)[2]	6,287	10,615	520	21,708	2,398	16,847	(1,757)	4,110	119,379	14,501	4,416
Total other operating	82,935	69,124	51,506	79,487	79,271	73,450	56,299	60,665	189,354	54,761	44,962
Income (loss) from operations	7,019	(4,214)	1,805	(15,095)	3,401	(12,852)	(5,223)	1,547	(158,229)	(50,582)	(24,595)
Interest expense, net and other	3,407	2,385	2,295	2,838	3,238	2,153	1,812	1,907	3,370	1,979	2,280
Income tax (benefit) expense	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)	7,342	12,699	3,700	(20,696)
Net income (loss)	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)

(1) Excluding depreciation and amortization, which is shown separately
(2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation

EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss)

($ in thousands)

	2018				2019				2020		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net income (loss) as reported	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)
Adjustments to net income (loss):											
Depreciation and amortization	29,193	22,323	21,819	22,036	28,438	21,369	21,280	20,703	28,320	20,560	19,173
Income tax (benefit) expense	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)	7,342	12,699	3,700	(20,696)
Interest expense, net	3,277	2,458	2,390	2,550	3,345	2,322	2,229	2,245	3,234	2,194	2,537
EBITDA	36,082	18,182	23,719	6,653	31,946	8,686	16,474	22,588	(130,045)	(29,807)	(5,165)
Goodwill impairment	—	—	—	—	—	—	—	—	95,414	—	—
Restaurant asset impairment	—	9,643	—	18,483	—	14,064	—	1,030	15,498	5,281	—
Restaurant closure and refranchising costs (gains)	—	—	—	—	304	1,001	(3,922)	1,430	1,406	7,602	3,982
Litigation contingencies	4,000	—	—	795	—	—	—	—	4,500	—	—
Board and stockholder matter costs	—	—	—	—	—	1,152	1,311	798	1,482	967	4
COVID-19 related costs	—	—	—	—	—	—	—	—	198	651	430
Severance and executive transition	—	—	—	—	1,994	370	594	492	881	—	—
Spiral menu disposal	—	506	—	2,430	—	—	—	—	—	—	—
Reorganization costs	2,287	466	521	—	—	—	—	—	—	—	—
Executive retention	—	—	—	—	100	260	260	360	—	—	—
Adjusted EBITDA	$42,369	$28,797	$24,240	$28,361	$34,344	$25,533	$14,717	$26,698	$(10,666)	$(15,306)	$(749)

Reconciliation of Adjusted Net Income (Loss) to Net Income (Loss) and Adjusted Earnings (Loss) Per Diluted Share to Earnings (Loss) Per Diluted Share

($ in thousands, except per share data)

	2018				2019				2020		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net income (loss) as reported	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)	$(56,261)	$(6,179)
Adjustments to net income (loss):											
Goodwill impairment	—	—	—	—	—	—	—	—	95,414	—	—
Restaurant asset impairment	—	9,643	—	18,483	—	14,064	—	1,030	15,498	5,281	—
Restaurant closure and refranchising costs (gains)	—	—	—	—	304	1,001	(3,922)	1,430	1,406	7,602	3,982
Litigation contingencies	4,000	—	—	795	—	—	—	—	4,500	—	—
Board and stockholder matter costs	—	—	—	—	—	1,152	1,311	798	1,482	967	4
COVID-19 related costs	—	—	—	—	—	—	—	—	198	651	430
Severance and executive transition	—	—	—	—	1,994	370	594	492	881	—	—
Spiral menu disposal	—	506	—	2,430	—	—	—	—	—	—	—
Reorganization costs	2,287	466	520	—	—	—	—	—	—	—	—
Executive retention	—	—	—	—	100	260	260	360	—	—	—
Income tax (expense) benefit of adj.	(1,617)	(2,777)	(135)	(5,644)	(623)	(4,380)	457	(1,069)	(31,039)	(3,770)	(1,148)
Adjusted net income (loss)	9,050	5,964	2,094	5,430	2,414	13,448	(3,121)	(4,661)	(85,958)	(45,530)	(2,911)
Diluted net income (loss) per share[(1)]:											
Net income (loss) as reported	0.34	(0.14)	0.13	(0.82)	0.05	0.08	(0.14)	(0.60)	(13.51)	(4.09)	(0.40)
Adjustments to net income (loss):											
Goodwill impairment	—	—	—	—	—	—	—	—	7.40	—	—
Restaurant asset impairment	—	0.74	—	1.43	—	1.08	—	0.08	1.20	0.38	—
Restaurant closure and refranchising costs (gains)	—	—	—	—	0.03	0.07	(0.30)	0.11	0.11	0.55	0.26
Litigation contingencies	0.30	—	—	0.06	—	—	—	—	0.35	—	—
Board and stockholder matter costs	—	—	—	—	—	0.09	0.10	0.06	0.11	0.07	—
COVID-19 related costs	—	—	—	—	—	—	—	—	0.02	0.05	0.03
Severance and executive transition	—	—	—	—	0.15	0.03	0.05	0.04	0.07	—	—
Spiral menu disposal	—	0.04	—	0.19	—	—	—	—	—	—	—
Reorganization costs	0.17	0.04	0.04	—	—	—	—	—	—	—	—
Executive retention	—	—	—	—	0.01	0.02	0.02	0.03	—	—	—
Income tax (expense) benefit of adj.	(0.12)	(0.22)	(0.01)	(0.43)	(0.05)	(0.34)	0.03	(0.08)	(2.41)	(0.27)	(0.08)
Adjusted EPS - diluted	0.69	0.46	0.16	0.43	0.19	1.03	(0.24)	(0.36)	(6.66)	(3.31)	(0.19)

(1) For the second and fourth quarters of 2018, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income